Enterprise Financial Services Corp First Quarter 2022 Investor Presentation Exhibit 99.1

Forward-Looking Statements Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, shareholder value creation and the impact of the Company's integration of First Choice Bancorp ("First Choice") and other acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. Factors that could cause or contribute to such differences include, but are not limited to, the Company’s ability to efficiently integrate acquisitions, including the First Choice acquisition, into its operations, retain the customers of these businesses and grow the acquired operations, as well as credit risk, changes in the appraised valuation of real estate securing impaired loans, outcomes of litigation and other contingencies, exposure to general and local economic conditions, risks associated with rapid increases or decreases in prevailing interest rates, consolidation in the banking industry, competition from banks and other financial institutions, the Company’s ability to attract and retain relationship officers and other key personnel, burdens imposed by federal and state regulation, changes in regulatory requirements, changes in accounting policies and practices or accounting standards, changes in the method of determining LIBOR and the phase out of LIBOR, natural disasters, war (including the war in Ukraine) or terrorist activities, or pandemics, including the COVID-19 pandemic, and their effects on economic and business environments in which we operate, including the ongoing disruption to the financial market and other economic activity caused by the COVID-19 pandemic, and those factors and risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the Company’s other filings with the SEC. For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. 2

Enterprise Financial Services Corp Guiding People to a Lifetime of Financial Success Company Highlights Vision To be a company where our associates are proud to work, that delivers ease of navigation to our customers and value to our investors, while helping our communities flourish. Target Market Privately held businesses, business owners and professionals in vibrant and high growth markets of Arizona, California, Kansas, Missouri, Nevada and New Mexico. • EFSC incorporated in 1996 • Enterprise Bank & Trust chartered as a Missouri trust company • 1,000+ associates • Nasdaq listed: ◦ Common stock trading symbol EFSC ◦ Depositary shares trading symbol EFSCP Growth History $ in Billions 3

Key Metrics

		Enterprise Financial Services Corp 1Q22	Enterprise Financial Services Corp	Peer Banks $10-50B Median	Peer Banks $10-50B Top Quartile
			FY2021		
Profitability	Return on average tangible common equity[1]	17.49 %	18.29 %	15.48 %	16.96 %
	Net interest margin	3.28 %	3.41 %	2.98 %	3.18 %
	Efficiency ratio[1]	52.43 %	51.61 %	56.30 %	49.52 %
Balance Sheet	Tangible common equity/tangible assets[1]	7.70 %	8.31 %	8.64 %	9.64 %
	Loan/deposit ratio	77.37 %	79.49 %	70.79 %	80.93 %
Credit	Nonperforming assets/assets	0.17 %	0.23 %	0.30 %	0.18 %
	Allowance for credit losses/loans*	1.73 %	1.84 %	1.17 %	1.36 %
			FY2020		
Profitability	Return on average tangible common equity[1]		12.74 %	11.57 %	13.44 %
	Net interest margin		3.56 %	3.27 %	3.54 %
	Efficiency ratio[1]		50.96 %	55.70 %	49.61 %
Balance Sheet	Tangible common equity/tangible assets[1]		9.07 %	8.84 %	9.57 %
	Loan/deposit ratio		90.48 %	80.64 %	87.31 %
Credit	Nonperforming assets/assets		0.45 %	0.47 %	0.29 %
	Allowance for credit losses/loans*		2.31 %	1.42 %	1.58 %
			FY2019		
Profitability	Return on average tangible common equity[1]		18.51 %	14.64 %	15.81 %
	Net interest margin		3.80 %	3.69 %	4.04 %
	Efficiency ratio[1]		52.36 %	55.34 %	50.72 %
Balance Sheet	Tangible common equity/tangible assets[1]		8.89 %	9.30 %	10.25 %
	Loan/deposit ratio		92.09 %	91.66 %	95.92 %
Credit	Nonperforming assets/assets		0.45 %	0.46 %	0.33 %
	Allowance for credit losses/loans		0.81 %	0.76 %	0.91 %

[1] Non-GAAP Measure, Refer to Appendix for Reconciliation.
**Excludes guaranteed loans.*

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Executive Leadership Team JAMES B. LALLY 54, President & Chief Executive Officer, EFSC Enterprise Tenure – 18 years KEENE S. TURNER 42, EVP, Chief Financial Officer, EFSC Enterprise Tenure – 8 years SCOTT R. GOODMAN 58, President, Enterprise Bank & Trust Enterprise Tenure – 19 years DOUGLAS N. BAUCHE 52, EVP, Chief Credit Officer, Enterprise Bank & Trust Enterprise Tenure – 22 years MARK G. PONDER 51, EVP, Chief Administrative Officer, Enterprise Bank & Trust Enterprise Tenure – 10 years NICOLE M. IANNACONE 42, EVP, Chief Risk Officer & General Counsel, Enterprise Bank & Trust Enterprise Tenure – 8 years 5

Company Snapshot - EFSC Total Assets $13.7 Billion Market Cap Operates in St. Louis Kansas City Phoenix $1.8 Billion • Proven Ability to Grow Commercial & Industrial “C&I” Loans • Product Breadth ◦ Commercial and Specialty Lending ◦ SBA ◦ Specialty Deposits ◦ Card Services ◦ Treasury Management • Relationship Sales Model Focused on Privately-Owned Businesses • Diversified Deposit Base • Strong Balance Sheet with Attractive Risk Profile Talent Strength Passion New MexicoLos Angeles Las Vegas The Company has SBA loan and deposit production offices across the country. San Diego 6

Differentiated Business Model: Provides Multiple Channels to Drive Growth and Earnings Focused and Well-Defined Strategy Aimed at Business Owners, Executives and Professionals. Targeted Array of Banking and Wealth Management Services to Meet our Client’s Needs Experienced Bankers and Advisors Community Banking • Business banking model • C&I focus • Treasury management services • CRE lending • Consumer loans/ deposits offerings • 41 branch locations • 60 ATMs and ITMs Lending Specialties • National SBA lending • Sponsor Finance • Tax credit • Life insurance premium finance Deposit Specialties • Community associations • Property management • Third party escrow • Trust services • Relationships from lending specialties Geographic Footprint • St. Louis • California ◦ Los Angeles ◦ San Diego ◦ Las Vegas, NV • New Mexico ◦ Los Alamos ◦ Santa Fe ◦ Albuquerque • Kansas City • Phoenix Fee Income Sources • Deposit service charges • Wealth management • Card services • Tax credit 7

Diversified Revenue (2021 financial data) Treasury Management $1.9B in Assets Under Management Tax Credit Services Mortgage Banking Community Development Other Services St. Louis Kansas City Southwest Region New Mexico Southern California Specialty Lending Net Interest Income Noninterest Income St. Louis 27.3% Kansas City 10.3% Southwest Region 5.5% New Mexico 10.6% Southern California 11.7% Specialty Lending 34.6% $360 Million Wealth Management 15.1% Card Services 17.5% Tax Credit Income 11.9% Deposit Service Charges 22.8% Private Equity Fund Distributions 5.3% Community Development 8.1%Other income 19.3% $428 Million 3.41% NIM 51.6% Core Efficiency Ratio(1) 1.8% PPNR ROAA(1) 18.3% ROATCE(1) Well Diversified Revenue Streams $68 Million Operating Revenue (1)A Non-GAAP Measure, Refer to Appendix for Reconciliation. 8

Regional and National Markets 1 Source: 6/30/21 data for market rank and market share; S&P Global Market Intelligence. Loans* Deposits St. Louis California New Mexico Kansas City Arizona Specialty MSA Branches Deposit Market Rank1 Deposit Market Share1 St. Louis, MO-IL 19 5 4.3% San Diego-Chula Vista-Carlsbad, CA 4 11 1.2% Los Angeles-Long Beach-Anaheim, CA 7 32 0.2% Las Vegas-Henderson-Paradise, NV 1 28 0.1% Los Alamos, NM 2 1 77.3% Santa Fe, NM 3 5 13.1% Albuquerque, NM 1 16 0.3% Kansas City, MO-KS 7 14 1.4% Phoenix-Mesa-Chandler, AZ 2 28 0.2% In Billions * Excludes $134MM of PPP, net of deferred fees and $237MM of Other loans. 1Q22 9

Focused Loan Growth Strategies Total Loans Specialty market segments represent 34% of total loans, offering competitive advantages, risk adjusted pricing and fee income opportunities. Tax Credit Programs $518 million in loans outstanding related to Federal, Historic, and Missouri Affordable Housing tax credits. $243 million in Federal & State New Market tax credits awarded to date. Sponsor Finance $641 million in M&A related loans outstanding, Partnering with PE firms. Life Insurance Premium Financing $636 million in loans outstanding related to high net worth estate planning. Expectations for future growth includes continued focus in these specialized market segments. SBA Loans $1.3 billion in loans outstanding in SBA 7(a) loans, including $1.0 billion guaranteed. 10

Total Loan Trends Loans PPP Loans/Deposits In Millions PPP $272 PPP $699 PPP $134 11

Drivers of Loan Growth - Year over Year 56% 26% 91% 1Q21 - 1Q22 Increase of $1.8 Billion -34% 6% 2% 5%7% 18%14% CRE C&I SBA PPP LIPFTax CreditsOther RRE Sponsor Finance 12

Loan Portfolio Total $9.0 Billion Loans by Product Type Loans by Industry Type Loans by Rate Type $ In Billions Loan Floors by Category Balance Priced below floor: 0-25bp $0.2 25-50bp 0.5 50-75bp 0.3 75-100bp 0.4 >100bp 0.5 Priced at floor 0.8 Priced above floor 0.6 Total $3.3 13

Loan Details - QTR 1Q22 4Q21 QTR Change C&I $ 1,498 $ 1,538 $ (40) CRE, Investor Owned 1,983 1,955 28 CRE, Owner Occupied 1,138 1,113 25 SBA loans*1 1,250 1,241 9 Sponsor Finance* 641 508 133 Life Insurance Premium Financing* 636 594 42 Tax Credits* 518 487 31 Residential Real Estate 410 431 (21) Construction and Land Development 611 626 (15) Other 237 253 (16) Subtotal $ 8,922 $ 8,746 $ 176 SBA PPP loans 134 272 (138) Total Loans $ 9,056 $ 9,018 $ 38 *Specialty loan category. 1Includes $1.0 billion and $854 million of SBA guaranteed loans for 1Q22 and 4Q21, respectively. In Millions 14

Loan Details - LTM 1Q22 1Q21 LTM Change First Choice Net Organic Change C&I $ 1,498 $ 1,049 $ 449 $ 269 $ 180 CRE, Investor Owned 1,983 1,491 492 568 (76) CRE, Owner Occupied 1,138 806 332 278 54 SBA loans*1 1,250 941 309 158 151 Sponsor Finance* 641 394 247 — 247 Life Insurance Premium Financing* 636 543 93 — 93 Tax Credits* 518 388 130 — 130 Residential Real Estate 410 300 110 143 (33) Construction and Land Development 611 438 173 153 20 Other 237 201 36 32 4 Subtotal $ 8,922 $ 6,551 $ 2,371 $ 1,601 $ 770 SBA PPP loans 134 738 (604) 78 (682) Total Loans $ 9,056 $ 7,289 $ 1,767 $ 1,679 $ 88 *Specialty loan category. 1Includes $1.0 billion and $617 million of SBA guaranteed loans for 1Q22 and 1Q21, respectively. In Millions 15

Total Loans By Business Unit In Millions Note: Excludes PPP and Other loans **4Q21 and 1Q22 include First Choice acquisition *4Q21 and 1Q22 include acquired First Choice SBA loans 16

Deposit Mix CD Interest-Bearing Transaction Accounts DDA MMA & Savings• Cost of deposits 10 bps* In Millions Total Deposits $11.7 Billion *MRQ 17

Specialty Deposits Community Associations $767 million in deposit accounts specifically designed to serve the needs of community associations. Property Management $480 million in deposits. Specializing in the compliance of Property Management Trust Accounts. Third-Party Escrow $587 million in deposits. Growing product line providing independent escrow services. Trust Services $67 million in deposit accounts. Providing services to nondepository trust companies. Specialty deposits of $2.5 billion represent 21% of total deposits. Includes high composition of noninterest-bearing deposits with a low cost of funds. Other $594 million in deposit accounts primarily related to Sponsor Finance and Life Insurance Premium Financing loans. 1Q21 2Q21 3Q21 4Q21 1Q22 Community Assoc Property Mgmt Third- Party Escrow Trust Services Other $— $250 $500 $750 In Millions 18

Core Funding Mix Commercial Business Banking Consumer In Millions $3,244 29% $2,769 34% $1,347 12% $1,089 13% $3,993 36% $2,971 37% Cost of Funds1 Commercial Business Banking Consumer Specialty Brokered Core 0.06% 0.02% 0.08% 0.09% Time Deposit 0.43% 0.91% 0.45% 0.33% Total 0.10% 0.04% 0.08% 0.09% 0.55% 1For the month ended March 31, 2022 Note: Brokered deposits: 1Q22 $625 million; 1Q21 $417 million. Specialty $2,495 23% 1Q22 1Q21 CD Maturities In Millions Balance Weighted Avg Rate 2Q22 $ 105 0.34% 3Q22 109 0.32% 4Q22 96 0.39% 1Q23 68 0.31% Thereafter 219 0.89% $ 597 0.55% $1,269 16% 19

Earnings Per Share Trend - 1Q22 Change in EPS 20

Net Interest Income Trend In Millions Net Interest Income Net Interest Margin 2017 2018 2019 2020 2021 1Q22 21

Credit Trends for Loans 2017 2018 2019 2020 2021 1Q22 NPAs/Assets 0.31% 0.30% 0.45% 0.45% 0.23% 0.17% NPLs/Loans 0.38% 0.38% 0.50% 0.53% 0.31% 0.23% ACL/NPLs 243.3% 259.6% 163.8% 354.9% 517.6% 657.9% ACL/Loans* 1.04% 1.00% 0.81% 2.31% 1.84% 1.73% Provision expense (benefit) $ 10.1 $ 6.6 $ 6.4 $ 65.4 $ 13.4 $ (4.1) NCO/Average loans** 0.26% 0.13% 0.13% 0.03% 0.14% 0.07% *Excludes guaranteed loans in 2020, 2021, and 2022. **1Q22 annualized. $ In Millions 22

Allowance for Credit Losses for Loans In Thousands • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Changes in macroeconomic and qualitative factors 1Q22 Loans ACL ACL as a % of Loans Commercial and industrial $ 3,398,723 $ 60,975 1.79 % Commercial real estate 4,278,138 53,232 1.24 % Construction real estate 702,630 12,983 1.85 % Residential real estate 432,639 7,109 1.64 % Other 243,943 4,913 2.01 % Total $ 9,056,073 $ 139,212 1.54 % Reserves on sponsor finance, which is included in the categories above, represented $19.1 million. Total ACL percentage of loans excluding PPP and other government guaranteed loans was 1.73% 23

Noninterest Income Trend In Millions 24

Operating Expenses Trend In Millions 25

Capital Strategy

EFSC Capital Strategy: Low Cost - Highly Flexible	
High Capital Retention Rate	• Strong earnings profile • Sustainable dividend profile
Supporting Robust Asset Growth	• Organic loan and deposit growth • High quality M&A to enhance commercial franchise and geographic diversification
Maintain High Quality Capital Stack	• Minimize WACC over time (preferred, sub debt, etc.) • Optimize capital levels T1 Common ~10%, Tier 1 ~12%, and Total Capital ~14%
Maintain 8-9% TCE	• Common stock repurchases ◦ 351,090 repurchased at average price of $48.35 in 1Q22 • M&A deal structures • Drives ROATCE above peer levels

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Capital Dividend payments Share repurchases In Millions 27

Regulatory Capital 8.0% 12.7%13.0% 10.3% 11.4% 12.1% 11.1% 12.0% 28

Modest Asset Sensitivity (50bp increase in interest rate increases NII 3-4%) 63% Adjustable Rate Loans High-quality, Cash-flowing Securities Portfolio with Six-Year Average Duration 41.7% Non- Interest Bearing DDA to Total Deposits 7.70% Tangible Common Equity/Tangible Assets* Balance Sheet Positioned for Growth *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Excludes PPP loans. 29

Appendix First Quarter 2022 EFSC Investor Presentation

• Net Income $47.7 million; EPS $1.23 • PPNR* $57.0 million • ROAA 1.42%; PPNR ROAA* 1.70% • ROATCE* 17.49% Earnings Financial Highlights - 1Q22 Capital • Tangible Common Equity/Tangible Assets* 7.62%; Adjusted for PPP* 7.70% • Accumulated other comprehensive income declined $78.0 million primarily from a decrease in the fair value of the available-for-sale investment portfolio • Quarterly dividend of $0.21 per common share, increased 5% to $0.22 in second quarter 2022 • Declared and paid first preferred stock dividend of $1.2 million • Repurchased 351,090 shares at an average price of $48.35 per share Loans & Deposits • Total Loans $9.1 billion • PPP Loans, $134 million, net of deferred fees • Loan/Deposits 77% • Total Deposits $11.7 billion • Noninterest-bearing Deposits/Total Deposits 42% *A Non-GAAP Measure, Refer to Appendix for Reconciliation. Asset Quality • Nonperforming Assets/Assets 0.17% • Nonperforming Loans/Loans 0.23% • Allowance Coverage Ratio 1.54%; 1.73% adjusted for guaranteed loans including PPP 31

■ Selected in 2021 by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury to receive a $60 million allocation of New Markets Tax Credits. ■ In 2021 we invested over $1.6 billion in programs designed to promote small business and community development. ■ Enterprise University, which provides training courses, has helped more than 31,000 professionals. ■ The Company has been named a best bank to work for numerous times. ESG Highlights The 2021 Environmental, Social and Governance Report is available at https://www.enterprisebank.com/about/corporate- responsibility. Our Framework Additional Policies We have a robust set of governance policies to guide the operation of our business in a socially responsible way. We not only operate in a highly regulated environment and seek to comply with the law and regulation applicable to our business, but we also strive to operate with integrity and accountability consistent with our Guiding Principles. Our commitment to sustainability begins with the Board of Directors of Enterprise. As the governing body responsible for our general oversight and strategic direction, the Board establishes parameters to ensure that our interactions with society and the environment are considered in connection with all business activities. Governance Pandemic Preparedness Our priority throughout the COVID-19 pandemic is to protect the health and safety of associates and clients while remaining operational. We are abiding by federal, state, and local governmental guidelines as we balance public health concerns with the needs of our business. We continue to follow our Business Continuity Plan and Pandemic Plan and have been able to successfully navigate the pandemic with no significant interruptions. Climate With the oversight of our Board and the Risk Committee, we are formulating processes for identifying, measuring and modeling the impact of climate-related risks and their potential significance to our ongoing business operations and long-term value. Community Involvement We are committed to managing our business and community relationships in ways that positively impact our associates, clients and the diverse communities where we live and work. We have a long-standing history of supporting our communities. Our Community Impact Report is available at enterprisebank.com/ about/corporate-responsibility. Human Capital Several of our Guiding Principles focus on our associates and the communities in which they work and live. We focus on creating an open, diverse and transparent culture that celebrates teamwork and recognizes associates at all levels. Our Results 32

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, ROATCE, PPNR, PPNR return on average assets (“PPNR ROAA”), financial metrics adjusted for PPP impact, core efficiency ratio, and the tangible common equity ratio, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, ROATCE, PPNR, PPNR ROAA, financial metrics adjusted for PPP impact, core efficiency ratio and the tangible common equity ratio, collectively “core performance measures,” presented in this report and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures include exclude certain other income and expense items, such as merger related expenses, facilities charges, impact of non-core acquired loans which were acquired from the FDIC and previously covered by loss share agreements, and the gain or loss on sale of investment securities, the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non- GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. 33

Quarter ended Year ended (in thousands, except per share data) March 31, 2022 December 31, 2021 December 31, 2020 December 31, 2019 Net income available to common shareholders - GAAP $ 46,464 $ 133,055 $ 74,384 $ 92,739 Branch-closure expenses — 3,441 — — CECL double count — 25,353 8,557 — Merger-related expenses — 22,082 4,174 17,969 Related tax effect — (12,382) (2,734) (3,963) Adjusted net income - Non-GAAP $ 46,464 $ 171,549 $ 84,381 $ 106,745 Average tangible common equity $ 1,077,529 $ 938,176 $ 662,119 $ 576,716 Return on average tangible common equity - GAAP net income 17.49% 14.18% 11.23% 16.08 % Return on average tangible common equity - Adjusted net income 17.49 18.29 12.74 18.51 Calculation of Adjusted ROATCE Reconciliation of Non-GAAP Financial Measures Quarter ended Year ended (in thousands) March 31, 2022 December 31, 2021 December 31, 2020 December 31, 2019 Average shareholder’s equity $ 1,536,221 $ 1,277,153 $ 902,875 $ 795,477 Less average preferred stock 71,988 8,903 — — Less average goodwill 365,164 307,614 217,205 193,804 Less average intangible assets 21,540 22,460 23,551 24,957 Average tangible common equity $ 1,077,529 $ 938,176 $ 662,119 $ 576,716 Average Shareholders’ Equity and Average Tangible Common Equity 34

Reconciliation of Non-GAAP Financial Measures

Core Efficiency Ratio

(in thousands)	Quarter ended March 31, 2022	Year ended December 31, 2021	December 31, 2020	December 31, 2019	December 31, 2018	December 31, 2017
Net interest income	$ 101,165	$ 360,194	$ 270,001	$ 238,717	$ 191,905	$ 177,304
Less incremental accretion income	—	—	4,083	4,783	3,701	7,718
Core net interest income	101,165	360,194	265,918	233,934	188,204	169,586
Noninterest income	18,641	67,743	54,503	49,176	38,347	34,394
Less other income from non-core acquired assets	—	—	—	1,372	1,048	—
Less gain on sale of investment securities	—	—	421	243	9	22
Less gain (loss) on sale of other real estate owned	19	884	—	—	—	(6)
Less other non-core income	—	—	265	266	675	—
Core noninterest income	18,622	66,859	53,817	47,295	36,615	34,378
Core revenue	$ 119,787	$ 427,053	$ 319,735	$ 281,229	$ 224,819	$ 203,964
Noninterest expense	$ 62,800	$ 245,919	$ 167,159	$ 165,485	$ 119,031	$ 115,051
Less other expenses (benefit) related to non-core acquired loans	—	—	57	257	(163)	240
Less other non-core expenses	—	—	—	—	682	—
Less branch-closure expenses	—	3,441	—	—	239	389
Less merger-related expenses	—	22,082	4,174	17,969	1,271	6,462
Core noninterest expense	$ 62,800	$ 220,396	$ 162,928	$ 147,259	$ 117,002	$ 107,960
Core efficiency ratio	52.43 %	51.61 %	50.96 %	52.36 %	52.04 %	52.93 %

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Reconciliation of Non-GAAP Financial Measures Quarter ended Year ended (in thousands) March 31, 2022 December 31, 2021 December 31, 2020 December 31, 2019 Shareholders' equity $ 1,473,177 $ 1,529,116 $ 1,078,975 $ 867,185 Less preferred stock 71,988 71,988 — — Less goodwill 365,164 365,164 260,567 210,344 Less intangible assets 20,855 22,286 23,084 26,076 Tangible common equity $ 1,015,170 $ 1,069,678 $ 795,324 $ 630,765 Total assets $ 13,706,769 $ 13,537,358 $ 9,751,571 $ 7,333,791 Less goodwill 365,164 365,164 260,567 210,344 Less intangible assets 20,855 22,286 23,084 26,076 Tangible assets $ 13,320,750 $ 13,149,908 $ 9,467,920 $ 7,097,371 Tangible common equity to tangible assets 7.62% 8.13% 8.40% 8.89 % Tangible Common Equity Ratio Quarter ended Year ended (in thousands) March 31, 2022 December 31, 2021 December 31, 2020 December 31, 2019 Tangible assets - Non-GAAP (see reconciliation above) $ 13,320,750 $ 13,149,908 $ 9,467,920 $ 7,097,371 PPP loans outstanding, net (134,084) (271,958) (698,645) — Adjusted tangible assets - Non-GAAP $ 13,186,666 $ 12,877,950 $ 8,769,275 $ 7,097,371 Tangible common equity Non-GAAP (see reconciliation above) $ 1,015,170 $ 1,069,678 $ 795,324 $ 630,765 Tangible common equity to tangible assets - adjusted tangible assets 7.70% 8.31% 9.07% 8.89 % Tangible Common Equity Ratio Adjusted for Impact of Paycheck Protection Program 36

Reconciliation of Non-GAAP Financial Measures Quarter ended Year ended (in thousands) March 31, 2022 December 31, 2021 Net interest income $ 101,165 $ 360,194 Noninterest income 18,641 67,743 Noninterest expense (62,800) (245,919) Branch-closure expenses — 3,441 Merger-related expenses — 22,082 PPNR $ 57,006 $ 207,541 Average assets $ 13,614,003 $ 11,467,310 PPNR ROAA 1.70% 1.81 % Pre-Provision Net Revenue Return on Average Assets 37

Reconciliation of Non-GAAP Financial Measures Quarter ended Year ended ($ in thousands, except per share data) March 31, 2022 December 31, 2021 December 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 Shareholders' equity $ 1,473,177 $ 1,529,116 $ 1,078,975 $ 867,185 $ 603,804 $ 548,573 Less preferred stock 71,988 71,988 — — — — Less goodwill 365,164 365,164 260,567 210,344 117,345 117,345 Less intangible assets 20,855 22,286 23,084 26,076 8,553 11,056 Tangible common equity $ 1,015,170 $ 1,069,678 $ 795,324 $ 630,765 $ 477,906 $ 420,172 Period end shares outstanding 37,516 37,820 31,210 26,543 22,812 23,089 Tangible book value per share $ 27.06 $ 28.28 $ 25.48 $ 23.76 $ 20.95 $ 18.20 Tangible Book Value per Share 38

Q&A First Quarter 2022 EFSC Investor Presentation For more information contact Keene Turner, Executive Vice President and CFO (314) 512-7233